Debt including Capital Lease Obligations (Notes)	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Debt including Capital Lease Obligations
REPLACEMENT OF ASSET BASED LENDING FACILITY
On February 5, 2015, CBII and Chiquita Brands L.L.C. ("CBLLC"), the main operating subsidiary, and other borrowers party thereto entered into an asset-based credit facility (the "2015 ABL") with certain financial institutions as lenders. The 2015 ABL replaced the 2013 ABL described in Note 12.
The 2015 ABL has a maximum borrowing capacity of $150 million, subject to a borrowing base calculation based on specified advance rates against the value of domestic accounts receivable, certain inventory, and certain domestic machinery and equipment, with the potential for additional advances against foreign receivables. The borrowing base includes up to $19.55 million in borrowing capacity based on specified advance rates against the value of certain domestic machinery and equipment (the "Fixed Asset Sub-Line"), which Fixed Asset Sub-Line contains a re-load feature to potentially increase the sub-line to $50 million. The 2015 ABL matures on February 5, 2020. Loans under the 2015 ABL bear interest at a rate equal to LIBOR plus a margin of from 1.25% to 1.75%, or Base Rate plus a margin of from 0.25% to 0.75%, determined based on levels of borrowing availability reset each fiscal quarter.
Obligations under the 2015 ABL are secured by a first-priority security interest in present and future domestic receivables, inventory, equipment, and substantially all other domestic assets that are not under the first-priority security interest of the 7.875% senior secured notes due 2021 issued by the CBII and CBLLC on February 5, 2013, all subject to certain exceptions and permitted liens and by a second-priority interest in the existing and after acquired material domestic real estate, certain intellectual property and a pledge of 100% of the stock of substantially all of the Issuers' and guarantors' domestic subsidiaries and up to 65% of the stock of certain foreign subsidiaries held by Issuers and the guarantors, and proceeds relating thereto. Under the 2015 ABL, CBLLC and non-de minimis domestic subsidiaries are borrowers. The facility is guaranteed on a full and unconditional basis by CBII and limited domestic subsidiaries of CBII, with the potential for additional guarantees or borrowers by foreign subsidiaries of CBII.
The 2015 ABL contains a fixed charge coverage ratio covenant which only becomes applicable when availability (as defined under such facility) is less than the greater of (i) 10% of the line cap (established under such facility) and (ii) $10 million. The 2015 ABL also contains a covenant requiring CBII and its subsidiaries to maintain substantially all its cash in accounts that are subject to the control of the collateral agent under the 2015 ABL, which only becomes applicable when (a) one of certain specified event of defaults under the facility occurs and is continuing or (b) availability (as defined under such facility) is less than the greater of (i) 10% of the line cap (as defined under such facility) or (ii) $10 million, in either case (i) or (ii) for five consecutive business days. The 2015 ABL also contains other customary affirmative and negative covenants, including limitations of our ability to make distributions and pay dividends.
In connection with the 2015 ABL, we were required to settle hedge contracts with one counterparty before their maturity because the counterparty was not a lender under the 2015 ABL. The contracts were net settled for less than $1 million and represented forward contracts for 17,460 metric tons of bunker fuel at an average rate of $562.92 per metric ton, average rate forward contracts for €18 million at a weighted average rate of $1.37 per euro, and an average rate collar (average rate put option at $1.35 per euro combined with an average rate call option at $1.43 per euro) for €2 million.
Debt including Capital Lease Obligations
As more fully described in Note 1, in connection with the purchase of all of our stock by affiliates of the Cutrale and Safra Groups, $224 million of the 7.875% Notes were redeemed in January and February 2015, $150.9 million of the Convertible Notes were repurchased in February 2015, and the 2013 ABL (defined below) was replaced with the 2015 ABL in February 2015, which did not contain a term loan. A related party loan was established to fund certain of these transactions.
The carrying values of our debt represent amortized cost and are summarized below with estimated fair values:

	December 31, 2014		December 31, 2013
	Carrying	Estimated	Carrying	Estimated
(In thousands)	Value	Fair Value[1]	Value	Fair Value[1]
7.875% Senior Secured Notes due 2021	$412,483	$447,000	$422,174	$459,000
4.25% Convertible Senior Notes due 2016	176,431	200,000	164,050	194,000
2013 ABL Term Loan	4,875	4,800	6,375	6,000
Capital lease obligations[2]	41,891	41,800	39,025	39,000
Other debt	6,541	6,500	—	—
Less current portion	(4,703)		(2,271)
Total long-term debt and capital lease obligations	$637,518		$629,353

[1]
The fair value of the senior notes is based on observable inputs, which include quoted prices for similar assets or liabilities in an active market and market-corroborated inputs (Level 2). All other debt may be traded on the secondary loan market, and the fair value is based on either the last available trading price, if recent, or trading prices of comparable debt (Level 3). See Note 14 for discussion of fair value.

[2]	Capital lease obligations include the borrowings for the salad production and warehousing facility in the Midwest. See further description of the build-to-suit lease below.
Debt maturities are as follows:

(In thousands)	Long-Term Debt	Capital Lease Obligations	Total
2015	$2,952	$1,751	$4,703
2016	203,067	1,610	204,677
2017	3,194	1,636	4,830
2018	2,203	1,597	3,800
2019	—	1,133	1,133
Later years	415,000	34,164	449,164

Total cash payments for interest were $47 million, $47 million and $36 million in 2014, 2013 and 2012, respectively.
RETIRING OF CREDIT FACILITY AND 7.5% SENIOR NOTES
In February 2013, we received $457 million of net proceeds from issuance of the 7.875% Notes and the initial borrowings of the 2013 ABL (defined below). The proceeds were used to retire a senior secured credit facility ("Credit Facility") on February 5, 2013 and to deposit in escrow funds sufficient to retire the 7.5% Senior Notes due 2014 ("7.5% Notes") at par plus accrued interest through the March 7, 2013 settlement date. Related expenses of $6 million were included in "Loss on debt extinguishment" on the Consolidated Statements of Income and the Consolidated Statements of Cash Flow. The loss included the write-off of deferred financing fees relating to the Credit Facility and the 7.5% Notes, which were $5 million and $1 million, respectively.
7.875% SENIOR SECURED NOTES
In February 2013, CBII and its main operating subsidiary, Chiquita Brands L.L.C. ("CBLLC"), completed the offering of $425 million of 7.875% senior secured notes due February 1, 2021 ("7.875% Notes"). The notes were issued at 99.274% of par, resulting in a recorded discount that will be amortized over the life of the 7.875% Notes to reflect the effective interest rate of 8.0%. The 7.875% Notes were registered with the United States Securities and Exchange Commission through an exchange offer on January 6, 2014, which was completed on February 4, 2014.
The 7.875% Notes are guaranteed on a senior secured basis by all of CBII's and CBLLC's existing direct and indirect domestic subsidiaries, other than de minimis subsidiaries, and by certain future direct and indirect domestic subsidiaries. The 7.875% Notes and the guarantees are secured, subject to certain exceptions and permitted liens, on a first-priority basis by liens on CBII's, CBLLC's and the guarantors' existing and after acquired material domestic real estate, certain intellectual property and 100% of the stock of substantially all of CBII's and CBLLC's domestic subsidiaries and up to 65% of the stock of certain foreign subsidiaries, with the lien on subsidiary stock limited to less than 20% of the principal amount of the 7.875% Notes. The 7.875% Notes and the guarantees are secured, on a second-priority basis, by liens on the assets that secure CBII's and CBLLC's obligations under the ABL Facility described below on a first-priority basis, including present and future receivables, inventory, equipment and substantially all of CBII's, CBLLC's and the guarantors' other domestic assets that do not secure the 7.875% Notes on a first-priority basis.
The 7.875% Notes bear interest of 7.875% per year (payable semi-annually in arrears on February 1 and August 1 of each year). On or before February 1, 2016, CBII and CBLLC may redeem on one or more occasions up to 35% of the aggregate principal amounts with cash proceeds from certain equity sales at a redemption price of 107.875% of the principal amount plus accrued interest, provided that at least 65% of the original aggregate principal amount of the 7.875% Notes remains outstanding after each such redemption. Also, on or before February 5, 2016, CBII and CBLLC may redeem a portion of the 7.875% Notes at a redemption price of 103% of the principal amount plus accrued interest, provided that no more than $42.5 million aggregate principal amount may be redeemed each year. On January 31, 2014 we redeemed $10 million of the 7.875% Notes at 103% of the principal amount (plus interest to the redemption date), incurring less than $1 million of expense in 2014 for call premiums and deferred financing fee write-offs. CBII and CBLLC may also redeem the 7.875% Notes as follows:

If redeemed during the 12-month period commencing February 1,	Redemption Price
2016	105.906%
2017	103.938%
2018	101.969%
2019 and thereafter	100.000%

Prior to February 1, 2016, the 7.875% Notes can be redeemed at a redemption price of 105.906% plus the Applicable Premium, which is the sum of the interest payments that would be payable through February 1, 2016 discounted at the treasury rate. Upon a change of control of CBII, CBII and CBLLC were required to make an offer to purchase the notes at 101% of their principal amount, plus accrued interest; as described in Note 1, an insignificant number of holders of 7.875% Notes accepted this offer that was made in February 2015.
The 7.875% Notes contain customary covenants that will, among other things and subject to a number of qualifications and exceptions, limit the ability of CBII and its subsidiaries to incur additional indebtedness and issue preferred stock, sell assets, make investments or other restricted payments, pay dividends or make distributions in respect of the capital stock of CBII and its subsidiaries, create certain liens, merge or consolidate, issue or sell preferred stock of subsidiaries, place limits on dividends and other payment restrictions affecting certain subsidiaries, enter into transactions with certain stockholders or affiliates and guarantee debt. If the 7.875% Notes are, in the future, rated investment grade by Standard & Poor's Ratings Group and Moody's Investors Services, Inc., certain of these covenants will be suspended and will not apply to the 7.875% Notes, so long as the 7.875% Notes continue to be rated investment grade by both rating agencies.
The 7.875% Notes include customary events of default, including: failure to pay principal or interest when due; acceleration of other debt agreements representing more than $30 million of indebtedness of CBII and CBLLC and certain subsidiaries; failure to pay non-appealable judgments in excess of $30 million against CBII or CBLLC and certain subsidiaries; and certain bankruptcy events.
4.25% CONVERTIBLE SENIOR NOTES
Our $200 million of Convertible Notes:

•
are convertible at an initial conversion rate of 44.5524 shares of common stock per $1,000 in principal amount, equivalent to an initial conversion price of approximately $22.45 per share of common stock. The conversion rate is subject to adjustment based on certain dilutive events, including stock splits, stock dividends and other distributions (including cash dividends) in respect of the common stock. Holders of the Convertible Notes may tender their notes for conversion between May 15 and August 14, 2016, in multiples of $1,000 in principal amount, without limitation. Prior to May 15, 2016, holders of the Convertible Notes may tender the notes for conversion only under certain circumstances, in accordance with their terms.

•
may be settled, upon conversion, in shares, in cash or in any combination thereof at our option; our current intent and policy is to settle with a cash amount equal to the principal portion together with shares of our common stock to the extent that the obligation exceeds such principal portion.

•	are callable for redemption as of February 19, 2014, under certain circumstances relating to our common stock trading price.

•
are accounted for in two components: (i) a debt component included in "Long-term debt, net of current portion" recorded at the issuance date, representing the estimated fair value of a similar debt instrument without the debt-for-equity conversion feature; and (ii) an equity component included in "Capital surplus" representing the issuance date estimated fair value of the conversion feature. This separation results in the debt being carried at a discount, which is accreted to the principal amount of the debt component using the effective interest rate method over the expected life of the Convertible Notes (through the maturity date).

To estimate the fair value of the debt component upon issuance, we discounted the principal balance to result in an effective interest rate of 12.50%, the rate of similar instruments without the debt-for-equity conversion feature at the issuance date; this effective interest rate remains unchanged through the fourth quarter of 2014. The fair value of the equity component was estimated as the difference between the full principal amount and the estimated fair value of the debt component, net of an allocation of issuance costs and income tax effects. These were Level 3 fair value measurements (described in Note 14) and will be reconsidered in the event that any of the Convertible Notes are converted before their maturity.
The carrying amounts of the debt and equity components of the Convertible Notes are as follows:

	December 31,
(In thousands)	2014	2013
Principal amount of debt component[1]	$200,000	$200,000
Unamortized discount	(23,569)	(35,950)
Net carrying amount of debt component	$176,431	$164,050

Equity component	$84,904	$84,904
Issuance costs and income taxes	(3,210)	(3,210)
Equity component, net of issuance costs and income taxes	$81,694	$81,694

[1]
As of December 31, 2014 and 2013, the Convertible Notes' "if-converted" value did not exceed their principal amount because our common stock price was below the conversion price of the Convertible Notes.

The interest expense related to the Convertible Notes was as follows:

	December 31,
(In thousands)	2014	2013	2012
4.25% coupon interest	$8,500	$8,500	$8,500
Amortization of deferred financing fees	469	469	469
Amortization of discount on the debt component	12,381	10,968	9,715
	$21,350	$19,937	$18,684

ASSET-BASED LENDING FACILITY
CBII and CBLLC also entered into a 5-year secured asset-based lending facility ("2013 ABL") concurrently with the closing of the 7.875% Notes offering on February 5, 2013. The 2013 ABL consists of a revolver (the "2013 ABL Revolver") and a $7.5 million term loan (the "2013 ABL Term Loan"). The 2013 ABL matures at the earlier of February 5, 2018 or 60 days prior to the maturity of the 4.25% Convertible Senior Notes due August 15, 2016, unless such notes have been satisfactorily refinanced. The 2013 ABL Term Loan requires annual repayments of approximately $2 million.
The 2013 ABL has a maximum borrowing capacity of $150 million, with the 2013 ABL Revolver subject to a borrowing base calculation based on specified percentages of domestic receivables, certain inventory and certain domestic machinery and equipment.
At December 31, 2014, there were no borrowings under the 2013 ABL Revolver, under which $79 million was available after $25 million was used to support letters of credit.
Loans under the 2013 ABL bear interest at:

•	A rate equal to LIBOR plus a margin of from 1.75% to 2.25%, or Base Rate plus a margin of from 0.25% to 0.75%, determined based on levels of borrowing availability reset each fiscal quarter.

•
In the case of the Fixed Asset Sub-Line, a rate equal to LIBOR plus a margin from 2.25% to 2.75%, or Base Rate plus a margin of from 0.75% to 1.25%, determined based on levels of borrowing availability reset each fiscal quarter; and

•
In the case of the 2013 ABL Term Loan, a rate equal to LIBOR plus a margin from 2.75% to 3.25%, or Base Rate plus a margin of from 1.25% to 1.75%, determined based on levels of borrowing availability reset each fiscal quarter.

At December 31, 2014, the weighted average interest rate for the 2013 ABL was LIBOR plus 2.75%, or 2.92%.
The 2013 ABL contains a fixed charge coverage ratio covenant that did not apply at December 31, 2014 because it is only applicable when excess availability (as defined under such facility) is less than $20 million. The 2013 ABL also contains a covenant requiring CBII and its subsidiaries to maintain substantially all of its cash in accounts that are subject to the control of the collateral agent under the ABL Facility that did not apply at December 31, 2014 because it is only applicable when (a) an event of default under the facility occurs and is continuing or (b) excess availability (as defined under such facility) is less than $25 million.
The 2013 ABL also contains other customary affirmative and negative covenants, including limitations on CBII and its subsidiaries' ability to incur indebtedness, create or permit the existence of liens over their assets, engage in certain mergers, asset sales and liquidations, prepay certain indebtedness, pay dividends and other "restricted payments," and engage in transactions with their affiliates, in each case subject to customary exceptions.
At December 31, 2014, we were in compliance with the 2013 ABL and our other debt agreements and expect to remain in compliance for at least the next twelve months.
BUILD-TO-SUIT LEASE FOR MIDWEST SALAD PLANT CONSOLIDATION
In June 2012, we entered into a 20-year lease agreement for a salad production and warehousing facility in the Midwest that replaced three existing facilities in the region. The lease agreement contains two 5-year extension periods. Though the construction costs were financed by the lessor, because of the specialized nature of the facility we acted as the construction agent and were responsible for all construction activity during the construction period. This resulted in our owning the facility for accounting purposes. The plant was phased into service during 2013, and the construction costs were finalized on March 31, 2014 resulting in an interest rate of 6.3% to calculate the capital lease liability and future payments. Lease payments will increase annually based on CPI. The total liability related to this facility was $41 million and $38 million at December 31, 2014 and 2013, respectively, of which $1 million was current at each of those dates.
Estimated future minimum lease payments required under capital lease obligations, primarily related to the Midwest salad production and warehousing facility described above, at December 31, 2014 are as follows, assuming no CPI increases:

(In thousands)
2015	$4,440
2016	4,254
2017	4,231
2018	4,138
2019	3,626
Later years	45,789
Total minimum payments	66,478
Less: interest	24,587
Capital lease obligation	41,891
Less: current portion	1,751
Capital lease obligation, net of current portion	$40,140

OTHER DEBT
In the first quarter of 2014, we purchased a group of banana farms in Honduras that were adjacent to farms that we already owned. The purchase included approximately 700 hectares of land, of which nearly 450 hectares are in production, as well as related buildings and equipment. The purchase price was $10 million, of which $3 million was paid at closing and is included in "Investing: Other, net" in the Consolidated Statement of Cash Flows. The remaining $7 million was financed by the sellers and is payable in annual installments over four years. The agreement did not specify an interest rate, and we calculated the debt balance using the effective rate method and an estimated interest rate of 8%.